Exhibit 99.2

This Agreement is made on 8 November 2007
Parties

1 Ansett Resources & Industries Pty Ltd ACN 116 913 663 of 2/58 Blackwood Street Townsville Queensland 4810 (Seller)


2 Legend International Holdings Inc of Level 8, 580 St Kilda Road, Melbourne Victoria 3004 (Legend)


Background


A    SELLER has made certain EPM applications in the State of Queensland.


B SELLER has agreed to hold in trust for Legend certain EPM applications subject to and on the terms and conditions contained in this Document.


Operative Provisions


1.    Definitions and Interpretation
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1.1   Definitions
      The following definitions apply:

      Business Day means:

(a) for receiving a notice under clause 8, a day that is not a Saturday, Sunday, public holiday or bank holiday in the place where the notice is received; and

(b) for all other purposes, a day that is not a Saturday, Sunday, public holiday or bank holiday in New South Wales.

     Business Hours means from 9:00am to 5:00pm on a Business Day.

     Completion means completion of the obligations set out in clause 5.3.

     Completion Date means the date of this Document.

     Corporations Act means the Corporations Act 2001 (Cth).

     Document means this document, and includes all its schedules, annexures and exhibits, if any.

     EPM  means Exploration Permit for Minerals.

     EPM Application means the application made by SELLER for the D -Tree EPM.

     D-Tree EPM means EPM 14753.

     Party means a party to this Document.

     Purchase Price means the sum of AU$300,000.

     Warranties means each of the representations and warranties set out in clause 6.1.

1.2  Interpretation

     In this Document, except where the context otherwise requires:

     (a) the singular includes the plural and vice versa, and a gender includes other genders;



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     (b)  another grammatical form of a defined word or expression has a corresponding meaning;

     (c) a reference to a clause, paragraph, schedule or annexure is to a clause or paragraph of, or schedule or annexure to, this Document, and a reference to this Document includes any schedule or annexure;

     (d) a reference to a document or instrument includes the document or instrument as novated, altered, supplemented or replaced from time to time;

     (e)  a reference to AU$, A$, $A, dollar or $ is to Australian currency;

     (f)  a reference to time is to Sydney, Australia time;

     (g) a reference to a party is to a party to this Document, and a reference to a party to a document includes the party's executors, administrators, successors and permitted assigns and substitutes;

     (h) a reference to a person includes a natural person, partnership, body corporate, association, governmental or local authority or agency or other entity;

     (i) a reference to a statute, ordinance, code or other law includes regulations and other instruments under it and consolidations, amendments, re enactments or replacements of any of them;

     (j) a word or expression defined in the Corporations Act has the meaning given to it in the Corporations Act;

     (k) the meaning of general words is not limited by specific examples introduced by including, for example or similar expressions;

     (l) a rule of construction does not apply to the disadvantage of a party because the party was responsible for the preparation of this Document or any part of it; and

     (m) if a day on or by which an obligation must be performed or an event must occur is not a Business Day, the obligation must be performed or the event must occur on or by the next Business Day.

     1.3  Headings

     Headings are for ease of reference only and do not affect interpretation.


2.    EPM Applications
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2.1  D-Tree EPM Application

     (d) The parties have each made separate applications with the State of Queensland to hold the D-Tree EPM to explore for minerals.

     (e) The parties agree that SELLER is to continue with its D-Tree EPM Application.

     (f) SELLER agrees to hold in trust for Legend the D-Tree EPM Application and in the event that SELLER is successful in its D-Tree EPM Application, the D-Tree EPM.



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2.2  Processing of EPM Application

     SELLER agrees to use its best and reasonable endeavours to obtain the grant of the EPM which is the subject of the EPM Application as soon as possible.


3.    Consideration
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3.1  Payments on Completion

     On Completion, Legend must pay the Purchase Price to SELLER.

3.2  Cleared funds

     All payments under this clause 3 must be paid in immediately cleared funds to such person or account as SELLER shall nominate.

4.    Completion
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4.1  Time and Place

     Completion will take place as agreed by the parties.

4.2  Simultaneous Actions on Completion

     All actions at completion will be taken to take place simultaneously and a delivery or payment will not be regarded as having been made until all deliveries and payments to be made on completion have been made.

4.3  Obligations of Legend

     (a)  At completion, Legend must pay the amounts referred to in clause
          4.1(a).

4.4   Obligations of SELLER


     At completion, SELLER must deliver to Legend:

     (a) all correspondence and information (in whatever form) it has in connection with the EPM Application.

     (b) a power of attorney in a form acceptable to Legend authorising Legend and any director or secretary of Legend to perform all acts and do all things in connection with the EPM Application and EPM.

5.    Post completion
--------------------------------------------------------------------------------
5.1   EPM in trust

     In respect of clauses 2.1:

     (a) SELLER will act in accordance with Legend's reasonable instructions in relation to the EPM Application and EPM once granted which is being held in trust;

     (b)  Legend will indemnify SELLER in relation to:

          (i) any reasonable costs and expenses incurred by SELLER in complying with Legend's instructions; and

          (ii) unless otherwise provided for in this Document, any tax payable by SELLER which arises in relation to the relevant EPM other than tax assessed on income or capital gains on the Purchase Price.



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     (c)  on grant of the EPM, SELLER will take all steps required by Legend to keep the EPM in good standing and transfer the EPM to Legend or its nominee free from mortgages, charges, liens, encumbrances or other third party interests over or affecting the EPM and to obtain all consents and approvals required to transfer the EPM to Legend or its nominee.

     (d) SELLER will promptly on receipt or creation forward to Legend all correspondence and information (in whatever form) it has from time to time in connection with the EPM Application.

     (e) SELLER will perform all acts and do all things reasonably required by Legend in relation to any EPM Application (whether prior to or after their grant (as applicable)) and EPM including the creation and registration of any encumbrance or lodgement of any caveat.


6.    Warranties and Representations
--------------------------------------------------------------------------------
6.1   SELLER Warranties

     SELLER represents and warrants to Legend that the following statements are true and accurate at the Completion Date:


     (d) there are no mortgages, charges, liens, encumbrances or other third party interests over or affecting the EPM Application;

     (e) SELLER has accurately disclosed all material information in relation to the EPM Application and there is no dispute or threatened claim in connection with the EPM Application; and

     (f) SELLER has the power and lawful authority to enter into and perform this Document and this Document constitutes a legal, valid and binding obligation on SELLER, enforceable in accordance with its terms.

6.2  Legend Warranties

     Legend represents and warrants to SELLER that at the Completion Date, Legend has the power and lawful authority to enter into and perform this Document and this Document constitutes a legal, valid and binding obligation on Legend, enforceable in accordance with its terms.

6.3  Application of Warranties

     Each of the Warranties remains in full force and effect on and after the Completion Date despite completion taking place.

6.4   Indemnity

     Each Party indemnifies the other against any claim, action, damage, loss, liability, cost, charge, expense or outgoing which the other Party pays, suffers, incurs or is liable (including legal costs on a full indemnity basis) in respect of any breach by Party of this Document.



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7.    GST
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7.1  Interpretation

     In this clause 7, a word or expression defined in the A New Tax System (Goods and Services Tax) Act 1999 (Cth) has the meaning given to it in that Act.

7.2  GST Gross Up

     If a party makes a supply under or in connection with this Document in respect of which GST is payable, the consideration for the supply but for the application of this clause 7.2 (GST exclusive consideration) is increased by an amount equal to the GST exclusive consideration multiplied by the rate of GST prevailing at the time the supply is made.

7.3   Reimbursements

     If a party must reimburse or indemnify another party for a loss, cost or expense, the amount to be reimbursed or indemnified is first reduced by any input tax credit the other party is entitled to for the loss, cost or expense, and then increased in accordance with clause 7.2.

7.4  Tax Invoice

     A party need not make a payment for a taxable supply made under or in connection with this Document until it receives a tax invoice for the supply to which the payment relates.

8.    Notices and Other Communications
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8.1  Service of Notices

     A notice, demand, consent, approval or communication under this Document (Notice) must be:

     (a) in writing, in English and signed by a person duly authorised by the sender; and

     (b) hand delivered or sent by prepaid post or facsimile to the recipient's address for Notices specified on page 1, as varied by any Notice given by the recipient to the sender.

8.2  Effective on Receipt

     A Notice given in accordance with clause 8 takes effect when taken to be received (or at a later time specified in it), and is taken to be received:

     (a)  if hand delivered, on delivery;

     (b) if sent by prepaid post, two Business Days after the date of posting (or seven Business Days after the date of posting if posted to or from a place outside Australia);

     (c) if sent by facsimile, when the sender's facsimile system generates a message confirming successful transmission of the entire Notice unless, within eight Business Hours after the transmission, the recipient informs the sender that it has not received the entire Notice,



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     but if the delivery, receipt or transmission is not on a Business Day or is after 5.00pm on a Business Day, the Notice is taken to be received at 9.00am on the next Business Day.

9.    Miscellaneous
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9.1  Alterations

     This Document may be altered only in writing signed by each party.

9.2  Approvals and Consents

     Except where this Document expressly states otherwise, a party may, in its discretion, give conditionally or unconditionally or withhold any approval or consent under this Document.

9.3  Assignment

     A party may only assign this Document or a right under this Document with the prior written consent of each other party (such consent not to be unreasonably withheld).

9.4  Costs

     Each party must pay its own costs of negotiating, preparing and executing this Document.

9.5  Stamp Duty

     Any stamp duty, duties or other taxes of a similar nature (including fines, penalties and interest) in connection with this Document or any transaction contemplated by this Document, must be paid by SELLER.

9.6  Survival

     Any indemnity or any obligation of confidence under this Document is independent and survives termination of this Document. Any other term by its nature intended to survive termination of this Document survives termination of this Document.

9.7  Counterparts

     This Document may be executed in counterparts. All executed counterparts constitute one document.

9.8  No Merger

     The rights and obligations of the parties under this Document do not merge on completion of any transaction contemplated by this Document.

9.9  Entire Agreement

     This Document constitutes the entire agreement between the parties in connection with its subject matter and supersedes all previous agreements or understandings between the parties in connection with its subject matter.

9.10 Further Action

     Each party must do, at its own expense, everything reasonably necessary (including executing documents) to give full effect to this Document and any transactions contemplated by it.



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9.11 Severability

     A term or part of a term of this Document that is illegal or unenforceable may be severed from this Document and the remaining terms or parts of the term of this Document continue in force.

9.12 Waiver

     A party does not waive a right, power or remedy if it fails to exercise or delays in exercising the right, power or remedy. A single or partial exercise of a right, power or remedy does not prevent another or further exercise of that or another right, power or remedy. A waiver of a right, power or remedy must be in writing and signed by the party giving the waiver.

9.13 Relationship

     Except where this Document expressly states otherwise, it does not create a relationship of employment, trust, agency or partnership between the parties.

9.14 Confidentiality

     A party may only use confidential information of another party for the purposes of this Document, and must keep the existence and the terms of this Document and any confidential information of another party confidential except where:

     (a) the information is public knowledge (but not because of a breach of this Document) or the party has independently created the information;

     (b) disclosure is required by law or a regulatory body (including a relevant stock exchange); or

     (c) disclosure is made to a person who must know for the purposes of this Document on the basis that the person keeps the information confidential.

9.15 Announcements

     A public announcement in connection with this Document or any transaction contemplated by it must be agreed by the parties before it is made which agreement will not be unreasonably withheld, except if required by law or a regulatory body (including a relevant stock exchange), in which case the party required to make an announcement must, to the extent practicable, first consult with and take into account the reasonable requirements of each other party.

9.16 Governing Law and Jurisdiction

     This Document is governed by the law of New South Wales and each party irrevocably and unconditionally submits to the non exclusive jurisdiction of the courts of New South Wales.



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Executed as an agreement in Queensland


EXECUTED by Ansett Resources &           )
Industries Pty Limited (ACN 116 913      )
663) by or in the presence of its duly   )
authorised officers in accordance with   )
section 127 of the Corporations Act      )
2001:                                    )
                                         )
                                         )
                                         )
s/s Terry Byrt                           )
---------------------------------------- )
Signature of Sole director/Sole
secretary


Terry Byrt
----------------------------------------
Name of Sole Director/Sole Secretary -
please print

EXECUTED by Legend International         )
Holdings Inc by or in the presence of    )
its duly authorised officers:            )
                                         )
                                         )
                                         )
S/S Peter Lee                            )
---------------------------------------- )   s/s Joseph Gutnick
Signature of director/secretary          )   --------------------------------
                                         )   Signature of director
                                         )
Peter Lee
----------------------------------------     Joseph Gutnick
Name of director/secretary - please          --------------------------------
print                                        Name of director - please print